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                                PROSPECTUS SUPPLEMENT

                                    VEL II ACCOUNT

                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                      Supplement to Prospectus dated May 1, 1995



Effective March 21, 1996, the Company is reducing the charge for mortality and expense risks under the Policies (as described in the Summary under "CHARGES AGAINST THE VEL II ACCOUNT" and under "CHARGES AGAINST ASSETS OF THE VEL II ACCOUNT) from an annual rate of 0.90% to an annual rate of 0.65% of the average daily net asset value of each Sub-Account of the VEL II Account. The Company is also reducing the VEL II Account administrative charge from an annual rate of 0.25% to an annual rate of 0.15% of the average daily net asset value of each Sub-Account. For more information about these charges, see "CHARGES AGAINST ASSETS OF THE VEL II ACCOUNT" on page 35 of the prospectus.



                                                 Supplement Dated March 18, 1996